SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                  ______________________________


                             Form 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        September 15, 1995
                   ----------------------------
                          Date of Report
                (Date of earliest event reported)


                   LIN BROADCASTING CORPORATION
 ---------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


   Delaware                  0-2481            62-0673800
----------------     --------------------    ---------------
(State or other      (Commission File No.)    I.R.S. Employer
jurisdiction of                              Identification No.)
 incorporation)


                       5295 Carillon Point
                   Kirkland, Washington  98033
 ---------------------------------------------------------------
   (Address of principal executive offices, including zip code)



                          (206) 828-1902
 ---------------------------------------------------------------
       (Registrant's telephone number, including area code)

Item 5.   Other Events

     On September 15, 1995, the Delaware Court of Chancery entered an order approving the terms of the settlement that had been agreed to by all parties in In re LIN Broadcasting Corporation. That action relates to the proposed merger (the "Merger") of LIN Broadcasting Corporation ("LIN") with a subsidiary of AT&T Wireless Services, Inc. ("AT&T Wireless", formerly known as McCaw Cellular Communications, Inc.), pursuant to the Agreement and Plan of Merger dated April 28, 1995, as amended and restated June 30, 1995, among LIN, AT&T Wireless and two subsidiaries of AT&T Wireless (the "Merger Agreement"). A copy of the court's order is being filed as Exhibit No. 99.1 to this Report. There were no objections to the merits of the settlement.

     The Delaware Court of Chancery also awarded fees in the amount of $9,000,000 to the attorneys for the plaintiffs in the litigation. Therefore, assuming the Merger is completed and based on the number of shares of LIN's Common Stock outstanding as of the close of business on September 14, 1995 (which number may change prior to the closing of the Merger), each LIN Merger Share (as defined below) will be converted into the right to receive approximately $129.548 per share, which includes the "Additional Amount" discussed below, plus an amount equal to simple interest thereon at an annual rate of 5.5% from, but not including, September 15, 1995 until the closing of the Merger.

     Under the terms of the Merger Agreement, AT&T Wireless will pay $4,000,000 of the attorneys' fees award. The balance of the award will be satisfied from that portion of the $0.25 allocated to each LIN Merger Share that the Merger Agreement specifies is to be paid to the plaintiffs' attorneys to the extent that the attorneys' fees award exceeds $4,000,000; the remainder of such $0.25 per LIN Merger Share (which is referred to as the "Additional Amount" in the Merger Agreement) will be paid to the holders of those shares. "LIN Merger Shares" are the shares of LIN's Common Stock issued and outstanding immediately prior to the Merger other than shares held by AT&T Wireless or any of its wholly owned subsidiaries, in the treasury of LIN or by any wholly owned subsidiary of LIN.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit
          Number    Description

          99.1      Order and Final Judgment, dated September 15,
                                        1995.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIN BROADCASTING CORPORATION


                              By   DONALD GUTHRIE
                                   -------------------------
                                   Donald Guthrie, Senior Vice
                                   President and Chief Financial
                                   Officer

Dated:    September 19, 1995

                        INDEX TO EXHIBITS


Exhibit
Number    Description

99.1      Order and Final Judgment, dated September 15, 1995.